UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 8, 2013

SHORETEL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33506	77-0443568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

960 Stewart Drive, Sunnyvale, CA	94085
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (408) 331-3300

_______________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 8, 2013, ShoreTel, Inc. issued a press release announcing its financial results for its fiscal quarter ended June 30, 2013, the text of which is furnished herewith as Exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory

(b)

Effective August 12, 2013, Mr. Peter Blackmore shall cease to serve as the Company’s Chief Executive Officer and resign from the Board.

(c)

On August 8, 2013, ShoreTel, Inc. (the “Company”) announced that Donald Joos will be promoted to the Company’s President and Chief Executive Officer (the “Executive”) as of August 12, 2013. Mr. Joos was also appointed as a member of the Company’s Board of Directors (the “Board”) effective August 12, 2013. Prior to his promotion, Mr. Joos has served as the Company’s Senior Vice President of Business Operations.

Mr. Joos, age 43, joined the Company in April 2011. From 2002 until April 2011, Mr. Joos served as a vice president for Avaya, Inc., a provider of communications solutions. Before joining Avaya in 2002, Mr. Joos helped create an e-commerce start up that is still operating today and held various service and operational roles at Williams Communication Solutions, Nortel Communication Solutions and Marshalls, Inc.

Mr. Joos brings over 15 years of experience in a variety of hardware, software and services companies. The Company believes that it is important for the Chief Executive Officer to serve on the Board, as his day to day experience in managing the Company will provide detailed insight regarding the Company, its markets, strategy and operations for the other Board members.

(e)

Terms of Executive’s Employment

The Company entered into an Executive Employment Agreement (the “Agreement”) with Mr. Joos that provides for the Executive’s general employment terms, including certain compensation provisions described below, and specified termination benefits in the event of a Termination Upon a Change of Control (defined below) or a Termination in Absence of a Change of Control (defined below).

Salary and Bonus. The Executive shall receive an annual base salary of $385,000, less applicable withholding taxes, which shall be reviewed annually by the Compensation Committee of the Board with changes thereto being subject to the definition of Good Reason (defined below). The Executive will be eligible to receive an annual objective-based incentive bonus based on criteria established by the Board equal to the Executive’s then-current base salary. Such Target Bonus may be increased at the discretion of the Board to a maximum of one hundred and fifty percent (150%) of the then current Base Salary based on achievement of performance objectives determined by the Board. For the fiscal year ending June 30, 2014, such Target Bonus will be pro-rated by the number of days between Executive’s commencement of employment and June 30, 2014.

Additional Benefits. The Company will pay for one annual physical for the Executive. In addition, the Executive shall relocate to the Company’s headquarters, in Sunnyvale, California, within 12 months from his commencement of employment and will receive a one-time reimbursement of up to $150,000 for such relocation costs. Until such relocation, the Company will provide a $6,000 per month stipend for his business travel between Austin, Texas and the Company’s headquarters and for temporary living expenses.

Equity Grants. The Executive will be granted an option to purchase (i) 460,000 shares of the Company’s common stock (the “Common Stock”) with an exercise price equal to the fair market value on the date of grant (the “Option”). The Option will vest as to 25% of the shares subject thereto on the first anniversary of the grant date, with 1/48th of the shares subject to the options vesting on a monthly basis thereafter. The vesting of the options shall accelerate as described below.

Termination in Absence of a Change of Control. In the event of a Termination in Absence of Change of Control and upon the Executive’s execution of a binding release agreement within twenty-one (21) days following his termination of service and resignation from the Board, the Executive will be entitled to receive (in addition to any accrued benefits): (1) a lump sum payment in an amount equal to eighteen (18) months of his base salary, less applicable withholding taxes; (2) reimbursement of premiums paid for continuation coverage for up to eighteen (18) months pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), subject to Executive’s timely election of COBRA coverage and only for so long as Executive is not covered by another group health plan, (3) a lump sum amount equal to his then-current target bonus, less any previously-paid advances on such bonus, prorated for the number of days of Executive’s service to the Company for such year, provided that if such termination were to occur in the second (2nd) half of the fiscal year, the first (1st) half incentive plan funded percentage would be used and a performance rating factor of 1.0 in calculating the amount owed would be used, and (4) accelerated vesting of the all of Executive’s option awards (including the Option) as if Executive had provided an additional six (6) months of service following the date when he ceased providing services to the Company.

Termination Upon a Change of Control. In the event of a Termination Upon a Change of Control and upon the Executive’s execution of a binding release agreement within twenty-one (21) days following his termination of service and resignation from the Board, the Executive will be entitled to receive (in addition to any accrued benefits): (1) a lump sum payment in an amount equal to eighteen (18) months of his base salary, less applicable withholding taxes; (2) reimbursement of premiums paid for continuation coverage for eighteen (18) months pursuant to COBRA, subject to Executive’s timely election of COBRA coverage and only for so long as Executive is not covered by another group health plan; (3) a lump sum payment in an amount equal to one hundred and fifty percent (150%) of his then-current target bonus, less applicable withholding taxes and (4) full acceleration of all of Executive’s option awards (including the Option). The Executive is required to provide reasonable part-time transition services to the Company (or any successor) following a Termination Upon a Change of Control for a three (3)-month period in order to receive these benefits.

“Change of Control” means:

(a)	any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than a trustee or other fiduciary holding securities of the Company under an employee benefit plan of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing fifty (50%) percent or more of (A) the outstanding shares of common stock of the Company or (B) the combined voting power of the Company’s outstanding securities;

(b)	the consummation of a merger or consolidation, or series of related transactions, which results in the voting securities of the Company outstanding immediately prior thereto failing to continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), directly or indirectly, at least fifty (50%) percent of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(c)	the sale or disposition of all or substantially all of the Company’s assets (or consummation of any transaction, or series of related transactions, having similar effect); or

(d)	a change in the composition of the Company’s Board occurring within a twelve (12) month period, as a result of which fewer than a majority of the directors are “Incumbent Directors.” “Incumbent Directors” shall mean directors who either (i) are directors as of the date of the Agreement, or (ii) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

“Cause” means

(a)	material failure to perform Executive’s duties; provided that no termination for Cause under this subsection (a) shall occur unless the Executive: (i) has been provided with notice of the Company’s intention to terminate the Executive for Cause, and (ii) has had at least 30 days to cure or correct such failure (if curable or correctable);

(b)	engagement in intentional misconduct or dishonesty in the performance of Executive’s duties, which is materially detrimental to the Company;

(c)	material breach of this Agreement or material failure to follow any reasonable written policies of the Company; provided that no termination for Cause under this subsection (c) shall occur unless the Executive: (i) has been provided with notice of the Company’s intention to terminate the Executive for Cause, and (ii) has had at least 30 days to cure or correct such breach (if curable or correctable);

(d)	conviction of or plea of no contest to any felony;

(e)	willful refusal to follow reasonable direction from the Board; provided that no termination for Cause under this subsection (e) shall occur unless the Executive: (i) has been provided with notice of the Company’s intention to terminate the Executive for Cause, and (ii) has had at least 30 days to cure or correct such refusal (if curable or correctable); or

(f)	exercise of bad faith in the performance of his responsibilities that results in grossly unsatisfactory performance;

(g)	failure or refusal to comply in any material respect with the terms of the Company’s Assignment and Confidentiality Agreement, the Company’s insider trading policy, or any other reasonable policies of the Company; provided that no termination for Cause under this subsection (g) shall occur unless the Executive: (i) has been provided with notice of the Company’s intention to terminate the Executive for Cause, and (ii) has had at least 30 days to cure or correct his or her behavior (if curable or correctable);

(h)	an act or acts of material fraud or dishonesty undertaken by Executive and intended to result in Executive’s substantial gain or personal enrichment at the expense of the Company;

(i)	a good faith determination by the Board that Executive has failed to cooperate with the Company in any investigation or formal proceeding; or

(j)	failure by Executive to relocate from the Austin, Texas area to the Company’s headquarters within twelve (12) months of Executive’s commencement of employment.

“Good Reason” means a material negative change in the service relationship by the occurrence of any of the following conditions, without the Executive’s written consent:

(a)	a reduction of Executive’s authority, duties, or responsibilities provided that all reductions occurring over the preceding consecutive twelve (12) month period in the aggregate are material; provided, however, that the following shall not, in and of itself, constitute “Good Reason”: removal as a general member of the Board, if Executive remains CEO;
(b)	a material reduction in the Executive’s Base Salary (such as a 10% reduction relative to the highest amount in effect since Executive’s commencement of employment), other than an equivalent percentage reduction in annual base salaries prior to a Change of Control that applies to the majority of named executive officers;

(c)	(i) within one year from Executive’s commencement of employment, the Company’s requiring the Executive to be based at any office or location more than 50 miles from the Company’s office in Austin, Texas, and (ii) on or after the one year anniversary of his commencement of employment, the Company’s requiring the Executive to be based at any office or location more than 50 miles from the Company’s headquarters;

(d)	a failure by the Company to nominate or renominate Executive to the Board; provided that the failure of stockholders of the Company to elect Executive to the Board shall not constitute Good Reason;

(e)	a material breach of by the Company of the Agreement; provided that no Good Reason under this subsection (e) shall exist unless the Company: (i) has been provided with notice of the breach, and (ii) has had at least 30 days to cure or correct the breach; or

(f)	a requirement that Executive report to anyone other than the Board.

“Termination” in Absence of Change of Control” is defined as:

(a)	any termination of the Executive’s employment by the Company without Cause other than during the period beginning three (3) months prior to the consummation of a Change of Control and ending on the date which is twelve (12) months following a Change of Control; or

(b)	any resignation by the Executive for Good Reason where (i) such Good Reason occurs other than during the period commencing during the period beginning three (3) months prior to the consummation of a Change of Control and ending on the date which is twelve (12) months following the Change of Control, and (ii) notice is provided to the Company within ninety (90) days of the existence of Good Reason with a thirty (30) day opportunity to cure.

“Termination Upon Change of Control” is defined as:

(a)	any termination of the employment of the Executive by the Company without Cause during the period commencing during the period beginning three (3) months prior to the consummation of a Change of Control and ending on the date which is twelve (12) months following the consummation of a Change of Control; or

(b)	any resignation by the Executive for Good Reason where (i) such Good Reason occurs during the period commencing during the period beginning three (3) months prior to the consummation of a Change of Control and ending on the date which is twelve (12) months following the Change of Control, and (ii) notice is provided to the Company within ninety (90) days of the existence of Good Reason with a thirty (30) day opportunity to cure.

“Termination in Absence of Change of Control” and “Termination Upon Change of Control” do not include any termination of the officer’s employment (1) by the Company for Cause; (2) by the Company as a result of Executive’s Permanent Disability (as defined in Section 409A and Treasury Regulations promulgated thereunder); (3) as a result of Executive’s death; or (4) as a result of Executive’s voluntary termination of Executive’s employment with the Company other than for Good Reason.

Transitional Employment Agreement with Peter Blackmore

Effective August 12, 2013, Mr. Peter Blackmore shall cease to serve as the Company’s Chief Executive Officer and resign from the Board.

On August 7, 2013, the Company entered into a transitional employment agreement with Peter Blackmore (“Advisor”), whereby Advisor provided a release of claims in favor of the Company and agreed to provide transition advice to the Executive and the Chairman of the Board between August 12, 2013 and February 12, 2014 (this period, the “Transition Period”). Either party may terminate the Advisor’s services prior to the end of the Transition Period, subject to the Company’s obligations set forth below. In the transitional employment agreement, Advisor releases and waives any rights to payments upon a termination of employment, as set forth in his employment agreement with the Company, dated December 9, 2010.

Terms of Service. Following the commencement of the Transition Period, the Company will continue to pay Advisor’s regular base salary (annualized at $400,000), and Advisor will continue to be eligible to participate in the Company’s Employee Stock Purchase Plan and 401(k) Plan, will continue to vest in his equity awards, and will continue to participate in Company-sponsored health benefit plans to the fullest extent allowed by such plans. In addition, Advisor will be eligible to receive his bonus for the second half of the Company’s 2013 fiscal year for which he was eligible in his capacity as the Company’s Chief Executive Officer, subject to determination and approval by the Company’s Board (the “FY2013 Bonus”). Advisor will not be eligible for any bonus relating to the Company’s 2014 fiscal year and will cease to accrue vacation on August 12, 2013.

Benefits Upon Early Termination Without Cause by the Company. If the Company terminates Advisor’s services without Cause (as defined below) prior to February 12, 2014, and provided Advisor takes all steps to make a release of claims in favor of the Company effective within 60 days of such termination, then the Advisor will be entitled to receive any accrued benefits at such time and only the following additional benefits: (1) continued payment of Advisor’s base salary through February 12, 2014, (2) a lump sum payment of any unpaid portion of his FY2013 Bonus, (3) accelerated vesting of all of Advisor’s outstanding equity awards as if he remained in service through February 12, 2014, and (4) reimbursement for the number of full months of COBRA premiums that Advisor will incur up to and through February 12, 2014, subject to Advisor’s timely election of COBRA coverage.

Definition of Cause. For purposes of Advisor’s transitional employment, “Cause” shall mean Advisor’s:

(a)	material failure to perform his duties; provided that no termination for Cause under this subsection (a) shall occur unless the Advisor: (i) has been provided with notice of the Company’s intention to terminate the Advisor for Cause, and (ii) has had at least 30 days to cure or correct such failure;

(b)	engagement in intentional misconduct or dishonesty in the performance of his duties under his transitional employment agreement which is materially detrimental to the Company; provided that no termination for Cause under this subsection (b) shall occur unless the Advisor: (i) has been provided with notice of the Company’s intention to terminate the Advisor for Cause, and (ii) has had at least 30 days to cure or correct such dishonesty or misconduct (if curable or correctable);

(c)	material breach of the transitional employment agreement or material failure to follow any reasonable written policies of the Company; provided that no termination for Cause under this subsection (c) shall occur unless the Advisor: (i) has been provided with notice of the Company’s intention to terminate the Advisor for Cause, and (ii) has had at least 30 days to cure or correct such breach (if curable or correctable);

(d)	conviction of (or pleading guilty or nolo contendere to) any felony;

(e)	willful refusal to follow reasonable direction from the Board; provided that no termination for Cause under this subsection (e) shall occur unless the Advisor: (i) has been provided with notice of the Company’s intention to terminate the Advisor for Cause, and (ii) has had at least 30 days to cure or correct such refusal (if curable or correctable); or

(f)	exercise of bad faith in the performance of his responsibilities that results in grossly unsatisfactory performance.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release of ShoreTel, Inc. dated August 8, 2013

The information in Items 2.02 and 9.01of this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of Section 18 of the Exchange Act. The information in this Items 2.02 and 9.01of Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHORETEL, INC.
(Registrant)

August 8, 2013	/s/ MICHAEL E. HEALY
(Date)	Michael E. Healy Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of ShoreTel, Inc. dated August 8, 2013